Exhibit 99.2

Prudential Financial, Inc. (PRU)

Quarterly Financial Supplement

Second Quarter 2015

Reference is made to Prudential Financial, Inc.’s filings with the Securities and Exchange Commission for general information, and consolidated financial information, regarding Prudential Financial, Inc. (PFI), including its Closed Block Business for periods prior to first quarter 2015. All financial information in this document is unaudited.

August 5, 2015

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company organized its principal operations into the Financial Services Businesses and the Closed Block Business, and had two classes of common stock. The Common Stock, which is publicly traded, reflected the performance of the Financial Services Businesses, while the Class B Stock, which was issued through a private placement, reflected the performance of the Closed Block Business. On January 2, 2015, Prudential Financial, Inc. repurchased and cancelled all of the 2.0 million shares of the Class B Stock. As a result, the Company no longer organizes its principal operations into the Financial Services Businesses and the Closed Block Business. The Company’s principal operations are comprised of four divisions, including a Closed Block division, which is accounted for as a divested business that is reported separately from the divested businesses that are included in Corporate and Other operations. The results of the Closed Block division are excluded from adjusted operating income under the Company’s definition of “divested businesses” which includes businesses that have been sold or exited, including businesses that have been placed in wind down and do not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

This quarterly financial supplement reflects, for all periods presented, an adjustment to the calculation of operating return on average equity (based on adjusted operating income) to remove the cumulative impact from foreign currency exchange rate remeasurement from attributed equity. See operating return on average equity definition for further information.

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Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date		% Change		2014			2015
2015	2014			2Q	3Q	4Q	1Q	2Q

			Pre-tax adjusted operating income (loss) by division:
1,999	1,821	10%	U.S. Retirement Solutions and Investment Management Division	876	823	823	1,018	981
458	335	37%	U.S. Individual Life and Group Insurance Division	204	24	162	146	312
1,676	1,721	-3%	International Insurance Division	884	845	686	834	842
(547)	(683)	20%	Corporate and other operations	(341)	(339)	(326)	(253)	(294)

3,586	3,194	12%	Total pre-tax adjusted operating income	1,623	1,353	1,345	1,745	1,841
938	881	6%	Income taxes, applicable to adjusted operating income	447	319	337	447	491

2,648	2,313	14%	After-tax adjusted operating income (1)	1,176	1,034	1,008	1,298	1,350

			Reconciling items:
1,337	(281)	576%	Realized investment gains (losses), net, and related charges and adjustments	(273)	(1,132)	(2,717)	1,051	286
(137)	326	-142%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	225	(131)	144	83	(220)
37	(232)	116%	Change in experience-rated contractholder liabilities due to asset value changes	(189)	93	(155)	(197)	234
			Divested businesses:
30	—	—	Closed Block division	—	—	—	(22)	52
(34)	120	-128%	Other divested businesses	47	(7)	54	75	(109)
58	29	100%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	18	8	7	13	45

1,291	(38)	3497%	Total reconciling items, before income taxes	(172)	(1,169)	(2,667)	1,003	288
440	(19)	2416%	Income taxes, not applicable to adjusted operating income	(58)	(606)	(457)	252	188

851	(19)	4579%	Total reconciling items, after income taxes	(114)	(563)	(2,210)	751	100

3,499	2,294	53%	Income (loss) from continuing operations (after-tax) before equity in earnings of operating joint ventures (1)	1,062	471	(1,202)	2,049	1,450

(57)	(28)	-104%	Equity in earnings of operating joint ventures, net of taxes and earnings attributable to noncontrolling interests	(17)	(6)	(7)	(13)	(44)

3,442	2,266	52%	Income (loss) from continuing operations attributable to Prudential Financial, Inc. (1)	1,045	465	(1,209)	2,036	1,406
63	34	85%	Earnings attributable to noncontrolling interests	23	11	12	10	53

3,505	2,300	52%	Income (loss) from continuing operations (after-tax) (1)	1,068	476	(1,197)	2,046	1,459
—	8	-100%	Income from discontinued operations, net of taxes	4	—	3	—	—

3,505	2,308	52%	Net income (loss) (1)	1,072	476	(1,194)	2,046	1,459
63	34	85%	Less: Income attributable to noncontrolling interests	23	11	12	10	53

3,442	2,274	51%	Net income (loss) attributable to Prudential Financial, Inc. (1)	1,049	465	(1,206)	2,036	1,406

16.9%	16.0%		Operating Return on Average Equity (based on adjusted operating income) (1)(2)	16.1%	13.8%	13.2%	16.9%	16.8%
			Reconciliation to Consolidated Net Income (Loss) Attributable to Prudential Financial, Inc.:
	2,274		Net income (loss) of Financial Services Businesses attributable to Prudential Financial, Inc. (above)	1,049	465	(1,206)
	54		Net income (loss) of Closed Block Business attributable to Prudential Financial, Inc.	41	47	(253)

	2,328		Consolidated net income (loss) attributable to Prudential Financial, Inc.	1,090	512	(1,459)

(1)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.
(2)	See operating return on average equity definition for further information.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		Earnings per share of Common Stock (diluted): (1)
5.69	4.89	After-tax adjusted operating income (2)	2.49	2.20	2.12	2.79	2.91

		Reconciling items:
2.89	(0.60)	Realized investment gains (losses), net, and related charges and adjustments	(0.58)	(2.42)	(5.84)	2.27	0.62
(0.30)	0.69	Investment gains (losses) on trading account assets supporting insurance liabilities, net	0.48	(0.28)	0.31	0.18	(0.48)
0.08	(0.49)	Change in experience-rated contractholder liabilities due to asset value changes	(0.40)	0.20	(0.33)	(0.43)	0.51
		Divested businesses:
0.06	—	Closed Block division	—	—	—	(0.05)	0.11
(0.07)	0.26	Other divested businesses	0.10	(0.01)	0.12	0.16	(0.24)
(0.02)	—	Difference in earnings allocated to participating unvested share-based payment awards	—	0.01	0.01	(0.02)	—

2.64	(0.14)	Total reconciling items, before income taxes	(0.40)	(2.50)	(5.73)	2.11	0.52
0.93	(0.04)	Income taxes, not applicable to adjusted operating income	(0.12)	(1.29)	(0.91)	0.53	0.40

1.71	(0.10)	Total reconciling items, after income taxes	(0.28)	(1.21)	(4.82)	1.58	0.12

7.40	4.79	Income (loss) from continuing operations (after-tax) attributable to Prudential Financial, Inc. (2)	2.21	0.99	(2.70)	4.37	3.03
—	0.02	Income from discontinued operations, net of taxes	0.01	—	0.01	—	—

7.40	4.81	Net income (loss) attributable to Prudential Financial, Inc. (2)	2.22	0.99	(2.69)	4.37	3.03

453.4	460.1	Weighted average number of outstanding Common shares (basic)	459.4	458.0	455.9	454.3	452.6
462.2	469.4	Weighted average number of outstanding Common shares (diluted)	468.5	467.2	465.0	463.0	461.4

—	(5)	Direct equity adjustments for earnings per share calculation	(3)	(3)	(19)	—	—
9	9	Earnings related to interest, net of tax, on exchangeable surplus notes	5	4	4	4	5

		Earnings allocated to participating unvested share-based payment awards for earnings per share calculation
25	22	After-tax adjusted operating income (2)	12	9	8	12	13
33	21	Income from continuing operations (after-tax) (2)	10	4	2	19	14

(1)	Diluted share count used in the diluted earnings per share calculation for GAAP measures is equal to weighted average basic common shares for the three months ended December 31, 2014, as all potential common shares are antidilutive due to the loss from continuing operations available to holders of Common Stock after direct equity adjustment.

(2)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

FINANCIAL HIGHLIGHTS

(in millions, except per share data)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		Capitalization Data (1):
		Senior Debt:
		Short-term debt	3,729	4,354	1,746	3,013	3,621
		Long-term debt	17,004	16,113	14,947	14,819	14,380
		Junior Subordinated Long-Term Debt	4,884	4,884	4,884	4,884	5,884

		Attributed Equity:
		Including accumulated other comprehensive income	39,663	40,203	40,981	45,044	41,723
		Excluding accumulated other comprehensive income (2)	26,771	26,875	25,099	27,292	28,319
		Amount included above for foreign currency exchange rate remeasurement (3)	(2,818)	(3,193)	(4,783)	(4,353)	(4,211)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	29,589	30,068	29,882	31,645	32,530

		Book value per share of Common Stock:
		Including accumulated other comprehensive income (4)	85.35	86.76	88.80	98.16	91.17
		Excluding accumulated other comprehensive income (2)	57.61	58.00	54.39	59.52	61.89
		Amount included above for foreign currency exchange rate remeasurement (3)	(6.06)	(6.89)	(10.36)	(9.49)	(9.20)

		Excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement (3)	63.67	64.89	64.75	69.01	71.09

		Number of diluted shares at end of period (5)	464.7	463.4	461.5	458.5	457.6

		Common Stock Price Range (based on closing price):
91.47	91.23	High	91.10	93.16	91.67	90.11	91.47
75.32	77.61	Low	77.61	85.75	77.86	75.32	79.13
87.52	88.77	Close	88.77	87.94	90.46	80.31	87.52

		Common Stock market capitalization (1)	40,692	40,197	41,141	36,421	39,550

(1)	As of end of period. Represents financial position of Financial Services Businesses for periods prior to first quarter 2015.
(2)	Foreign currency translation adjustments and the cumulative impact of foreign currency exchange rate remeasurement, except for those items remeasured through net income (loss), are a component of accumulated other comprehensive income.
(3)	Represents cumulative impact of net gains and losses resulting from foreign currency exchange rate remeasurement and associated realized investment gains and losses included in net income (loss) and currency translation adjustments corresponding to realized investment gains and losses.
(4)	Book value per share of Common Stock including accumulated other comprehensive income for the first and second quarter of 2015 includes a $500 million increase in equity and a 5.5 million increase in diluted shares reflecting the dilutive impact of exchangeable surplus notes. These notes are currently dilutive when book value per share is greater than $90.85.
(5)	The number of diluted shares at end of period excludes the impact of exchangeable surplus notes due to the antidilutive impact of conversion.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

OPERATIONS HIGHLIGHTS

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		Assets Under Management and Administration ($ billions) (1) (2):

		Assets Under Management :
		Managed by U.S. Retirement Solutions and Investment Management Division:
		Asset Management Segment - Investment Management & Advisory Services
		Institutional customers	367.0	363.7	370.0	380.9	380.6
		Retail customers	180.1	180.0	186.1	198.4	199.2
		General account	374.4	373.8	377.4	382.4	368.5

		Total Investment Management and Advisory Services	921.5	917.5	933.5	961.7	948.3

		Non-proprietary assets under management	200.6	197.4	197.5	195.8	191.5

		Total managed by U.S. Retirement Solutions and Investment Management Division	1,122.1	1,114.9	1,131.0	1,157.5	1,139.8
		Managed by U.S. Individual Life and Group Insurance Division	23.4	22.3	23.0	23.7	24.1
		Managed by International Insurance Division	20.1	23.0	21.9	22.5	22.9

		Total assets under management	1,165.6	1,160.2	1,175.9	1,203.7	1,186.8
		Client assets under administration	125.4	152.6	154.5	159.3	165.7

		Total assets under management and administration	1,291.0	1,312.8	1,330.4	1,363.0	1,352.5

		Assets managed or administered for customers outside of the United States at end of period	262.2	261.0	248.3	262.4	263.1

		Distribution Representatives (1):
		Prudential Agents	2,795	2,822	2,784	2,822	2,866
		International Life Planners	7,074	7,213	7,352	7,469	7,415
		Gibraltar Life Consultants	8,670	8,601	8,707	8,645	8,565

50	48	Prudential Agent productivity ($ thousands)	51	53	69	47	53

(1)	As of end of period.
(2)	At fair market value.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINED STATEMENTS OF OPERATIONS

(in millions)

				PFI Excluding Closed Block Business (1)			Consolidated PFI
Year-to-date		% Change		2014			2015
2015	2014			2Q	3Q	4Q	1Q	2Q

			Revenues (2):
12,695	10,391	22%	Premiums	5,261	5,923	9,890	5,913	6,782
2,937	3,032	-3%	Policy charges and fee income	1,523	1,512	1,580	1,554	1,383
5,979	5,985	0%	Net investment income	2,968	3,040	3,021	3,005	2,974
2,696	2,641	2%	Asset management fees, commissions and other income	1,361	1,291	1,338	1,335	1,361

24,307	22,049	10%	Total revenues	11,113	11,766	15,829	11,807	12,500

			Benefits and Expenses (2):
13,141	10,836	21%	Insurance and annuity benefits	5,419	6,423	10,280	6,216	6,925
1,791	1,859	-4%	Interest credited to policyholders’ account balances	934	942	919	884	907
641	640	0%	Interest expense	319	340	328	317	324
(1,311)	(1,347)	3%	Deferral of acquisition costs	(679)	(675)	(672)	(647)	(664)
679	951	-29%	Amortization of acquisition costs	482	376	526	428	251
5,780	5,916	-2%	General and administrative expenses	3,015	3,007	3,103	2,864	2,916

20,721	18,855	10%	Total benefits and expenses	9,490	10,413	14,484	10,062	10,659

3,586	3,194	12%	Adjusted operating income before income taxes	1,623	1,353	1,345	1,745	1,841

			Reconciling items:
1,602	(153)	1147%	Realized investment gains (losses), net, and related adjustments	(202)	(1,161)	(2,274)	1,662	(60)
(265)	(128)	-107%	Related charges	(71)	29	(443)	(611)	346

1,337	(281)	576%	Total realized investment gains (losses), net, and related charges and adjustments	(273)	(1,132)	(2,717)	1,051	286

(137)	326	-142%	Investment gains (losses) on trading account assets supporting insurance liabilities, net	225	(131)	144	83	(220)
37	(232)	116%	Change in experience-rated contractholder liabilities due to asset value changes	(189)	93	(155)	(197)	234
			Divested businesses:
30	—	—	Closed Block division	—	—	—	(22)	52
(34)	120	-128%	Other divested businesses	47	(7)	54	75	(109)
58	29	100%	Equity in earnings of operating joint ventures and earnings attributable to noncontrolling interests	18	8	7	13	45

1,291	(38)	3497%	Total reconciling items, before income taxes	(172)	(1,169)	(2,667)	1,003	288

4,877	3,156	55%	Income (loss) from continuing operations before income taxes and equity in earnings of operating joint ventures	1,451	184	(1,322)	2,748	2,129
1,378	862	60%	Income tax expense (benefit)	389	(287)	(120)	699	679

3,499	2,294	53%	Income (loss) from continuing operations before equity in earnings of operating joint ventures	1,062	471	(1,202)	2,049	1,450

(1)	Represents results of Financial Services Businesses for periods prior to first quarter 2015.
(2)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Quarter Ended June 30, 2015
	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	6,782	1,939	1,200	3,633	10
Policy charges and fee income	1,383	740	516	139	(12)
Net investment income	2,974	1,186	551	1,099	138
Asset management fees, commissions and other income	1,361	1,291	184	166	(280)

Total revenues	12,500	5,156	2,451	5,037	(144)

Benefits and Expenses (1):
Insurance and annuity benefits	6,925	2,330	1,471	3,133	(9)
Interest credited to policyholders’ account balances	907	446	237	224	—
Interest expense	324	24	140	1	159
Deferral of acquisition costs	(664)	(128)	(157)	(395)	16
Amortization of acquisition costs	251	132	(127)	255	(9)
General and administrative expenses	2,916	1,371	575	977	(7)

Total benefits and expenses	10,659	4,175	2,139	4,195	150

Adjusted operating income (loss) before income taxes	1,841	981	312	842	(294)

	Quarter Ended June 30, 2014
	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	5,261	201	1,241	3,822	(3)
Policy charges and fee income	1,523	715	681	138	(11)
Net investment income	2,968	1,193	540	1,128	107
Asset management fees, commissions and other income	1,361	1,244	198	164	(245)

Total revenues	11,113	3,353	2,660	5,252	(152)

Benefits and Expenses (1):
Insurance and annuity benefits	5,419	651	1,550	3,217	1
Interest credited to policyholders’ account balances	934	481	211	242	—
Interest expense	319	35	129	2	153
Deferral of acquisition costs	(679)	(147)	(130)	(420)	18
Amortization of acquisition costs	482	139	100	256	(13)
General and administrative expenses	3,015	1,318	596	1,071	30

Total benefits and expenses	9,490	2,477	2,456	4,368	189

Adjusted operating income (loss) before income taxes	1,623	876	204	884	(341)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINING STATEMENTS OF OPERATIONS

(in millions)

	Six Months Ended June 30, 2015
	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1) :
Premiums	12,695	3,152	2,388	7,152	3
Policy charges and fee income	2,937	1,460	1,221	279	(23)
Net investment income	5,979	2,403	1,100	2,198	278
Asset management fees, commissions and other income	2,696	2,539	370	314	(527)

Total revenues	24,307	9,554	5,079	9,943	(269)

Benefits and Expenses (1):
Insurance and annuity benefits	13,141	3,946	3,069	6,135	(9)
Interest credited to policyholders’ account balances	1,791	896	447	448	—
Interest expense	641	58	276	2	305
Deferral of acquisition costs	(1,311)	(248)	(296)	(796)	29
Amortization of acquisition costs	679	231	(39)	507	(20)
General and administrative expenses	5,780	2,672	1,164	1,971	(27)

Total benefits and expenses	20,721	7,555	4,621	8,267	278

Adjusted operating income (loss) before income taxes	3,586	1,999	458	1,676	(547)

	Six Months Ended June 30, 2014
	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Revenues (1):
Premiums	10,391	398	2,481	7,518	(6)
Policy charges and fee income	3,032	1,410	1,369	276	(23)
Net investment income	5,985	2,469	1,098	2,212	206
Asset management fees, commissions and other income	2,641	2,431	370	321	(481)

Total revenues	22,049	6,708	5,318	10,327	(304)

Benefits and Expenses (1):
Insurance and annuity benefits	10,836	1,311	3,171	6,330	24
Interest credited to policyholders’ account balances	1,859	957	421	481	—
Interest expense	640	71	253	2	314
Deferral of acquisition costs	(1,347)	(275)	(273)	(832)	33
Amortization of acquisition costs	951	271	199	506	(25)
General and administrative expenses	5,916	2,552	1,212	2,119	33

Total benefits and expenses	18,855	4,887	4,983	8,606	379

Adjusted operating income (loss) before income taxes	3,194	1,821	335	1,721	(683)

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments; investment gains, net of losses, on trading account assets supporting insurance liabilities; and revenues of divested businesses, and include revenues representing equity in earnings of operating joint ventures other than those classified as divested businesses. Benefits and expenses exclude charges related to realized investment gains, net of losses; change in experience-rated contractholder liabilities due to asset value changes; and benefits and expenses of divested businesses and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

CONSOLIDATED BALANCE SHEETS - PFI

(in millions)

	Consolidated PFI
	06/30/2014	09/30/2014	12/31/2014	03/31/2015	06/30/2015

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $277,756; $273,760; $265,116; $263,134; $262,820)	304,472	301,067	299,090	299,422	290,063
Fixed maturities, held to maturity, at amortized cost (fair value $3,464; $3,183; $2,902; $2,817; $2,674)	3,171	2,880	2,575	2,513	2,396
Trading account assets supporting insurance liabilities, at fair value	21,273	20,507	20,263	20,626	20,267
Other trading account assets, at fair value	8,665	9,321	10,874	11,989	12,749
Equity securities, available for sale, at fair value (cost $7,218; $7,099; $6,921; $7,045; $6,870)	10,222	9,878	9,861	10,206	9,901
Commercial mortgage and other loans	42,964	44,836	46,432	47,478	48,569
Policy loans	11,966	11,857	11,712	11,693	11,652
Other long-term investments	10,923	10,860	10,921	11,001	10,678
Short-term investments	5,663	5,535	8,258	5,947	5,669

Total investments	419,319	416,741	419,986	420,875	411,944
Cash and cash equivalents	12,160	17,222	14,918	19,119	17,038
Accrued investment income	3,162	3,209	3,130	3,135	3,117
Deferred policy acquisition costs	16,669	16,585	15,971	15,639	16,569
Value of business acquired	3,499	3,394	2,836	2,514	2,994
Other assets	13,927	14,380	13,379	14,624	14,728
Separate account assets	296,801	292,616	296,435	302,706	296,341

Total assets	765,537	764,147	766,655	778,612	762,731

Liabilities:
Future policy benefits	215,219	215,847	217,766	220,840	216,555
Policyholders’ account balances	138,545	139,133	136,150	135,143	135,630
Securities sold under agreements to repurchase	8,786	9,039	9,407	7,766	7,863
Cash collateral for loaned securities	4,889	4,569	4,241	4,437	3,808
Income taxes	8,504	8,634	9,881	11,390	9,239
Senior short-term debt	3,804	4,429	3,839	3,013	3,621
Senior long-term debt	18,604	17,713	14,947	14,819	14,380
Junior subordinated long-term debt	4,884	4,884	4,884	4,884	5,884
Notes issued by consolidated variable interest entities	4,573	5,397	6,058	6,830	7,455
Other liabilities	19,121	19,534	20,698	21,210	19,663
Separate account liabilities	296,801	292,616	296,435	302,706	296,341

Total liabilities	723,730	721,795	724,306	733,038	720,439

Attributed Equity:
Accumulated other comprehensive income	13,077	13,501	16,050	17,752	13,404
Other attributed equity	28,118	28,268	25,720	27,292	28,319

Total attributed equity	41,195	41,769	41,770	45,044	41,723

Noncontrolling Interest	612	583	579	530	569

Total Equity	41,807	42,352	42,349	45,574	42,292

Total liabilities and equity	765,537	764,147	766,655	778,612	762,731

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINED BALANCE SHEETS - PFI EXCLUDING CLOSED BLOCK BUSINESS / DIVISION

(in millions)

	PFI Excluding Closed Block Business (1)				PFI Excluding Closed Block Division
	06/30/2014	09/30/2014	12/31/2014	03/31/2015	06/30/2015

Assets:
Investments:
Fixed maturities, available for sale, at fair value (amortized cost $236,069; $232,413; $225,342; $225,741; $225,742)	258,673	256,119	255,425	258,359	250,739
Fixed maturities, held to maturity, at amortized cost (fair value $3,464; $3,183; $2,902; $2,817; $2,674)	3,171	2,880	2,575	2,513	2,396
Trading account assets supporting insurance liabilities, at fair value	21,273	20,507	20,263	20,626	20,267
Other trading account assets, at fair value	8,351	9,003	10,524	11,671	12,439
Equity securities, available for sale, at fair value (cost $4,867; $4,815; $4,732; $4,782; $4,811)	6,433	6,377	6,339	6,593	6,671
Commercial mortgage and other loans	33,000	34,549	36,957	37,890	38,731
Policy loans	7,021	6,928	6,798	6,813	6,804
Other long-term investments	8,309	8,315	8,155	8,105	7,841
Short-term investments	4,278	4,789	6,221	4,978	4,571

Total investments	350,509	349,467	353,257	357,548	350,459
Cash and cash equivalents	11,335	15,447	13,718	17,709	16,029
Accrued investment income	2,583	2,605	2,579	2,581	2,598
Deferred policy acquisition costs	16,300	16,219	15,561	15,239	16,178
Value of business acquired	3,499	3,394	2,836	2,514	2,994
Other assets	13,224	13,788	11,378	14,026	14,239
Separate account assets	296,801	292,616	296,435	302,706	296,341

Total assets	694,251	693,536	695,764	712,323	698,838

Liabilities:
Future policy benefits	165,179	165,985	167,903	171,057	166,890
Policyholders’ account balances	133,217	133,814	130,840	129,854	130,358
Securities sold under agreements to repurchase	4,895	4,979	5,492	4,308	4,592
Cash collateral for loaned securities	3,596	3,270	3,064	3,024	2,679
Income taxes	8,929	9,078	10,536	12,132	9,985
Senior short-term debt	3,729	4,354	1,746	3,013	3,621
Senior long-term debt	17,004	16,113	14,947	14,819	14,380
Junior subordinated long-term debt	4,884	4,884	4,884	4,884	5,884
Notes issued by consolidated variable interest entities	4,573	5,397	6,058	6,830	7,455
Other liabilities	11,169	12,260	12,299	12,594	12,864
Separate account liabilities	296,801	292,616	296,435	302,706	296,341

Total liabilities	653,976	652,750	654,204	665,221	655,049

Attributed Equity:
Accumulated other comprehensive income	12,892	13,328	15,882	17,739	13,406
Other attributed equity	26,771	26,875	25,099	28,833	29,814

Total attributed equity	39,663	40,203	40,981	46,572	43,220

Noncontrolling Interest	612	583	579	530	569

Total Equity	40,275	40,786	41,560	47,102	43,789

Total liabilities and equity	694,251	693,536	695,764	712,323	698,838

(1)	Represents financial position of Financial Services Businesses for periods prior to first quarter 2015.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINING BALANCE SHEETS BY DIVISION

(in millions)

	As of June 30, 2015

	Consolidated PFI	Closed Block Division	PFI Excluding Closed Block Division	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	411,944	61,485	350,459	131,691	49,922	153,162	15,684
Deferred policy acquisition costs	16,569	391	16,178	5,311	4,835	6,354	(322)
Other assets	37,877	2,017	35,860	12,762	11,429	8,921	2,748
Separate account assets	296,341	—	296,341	250,877	46,354	2,578	(3,468)

Total assets	762,731	63,893	698,838	400,641	112,540	171,015	14,642

Liabilities:
Future policy benefits	216,555	49,665	166,890	59,436	14,350	89,034	4,070
Policyholders’ account balances	135,630	5,272	130,358	55,893	31,044	43,423	(2)
Debt	23,885	—	23,885	3,497	8,388	86	11,914
Other liabilities	48,028	10,453	37,575	14,605	6,518	14,107	2,345
Separate account liabilities	296,341	—	296,341	250,877	46,354	2,578	(3,468)

Total liabilities	720,439	65,390	655,049	384,308	106,654	149,228	14,859

Attributed Equity:
Accumulated other comprehensive income (loss)	13,404	(2)	13,406	1,147	844	12,719	(1,304)
Other attributed equity	28,319	(1,495)	29,814	14,640	5,042	9,016	1,116

Total attributed equity	41,723	(1,497)	43,220	15,787	5,886	21,735	(188)

Noncontrolling Interest	569	—	569	546	—	52	(29)

Total Equity	42,292	(1,497)	43,789	16,333	5,886	21,787	(217)

Total liabilities and equity	762,731	63,893	698,838	400,641	112,540	171,015	14,642

	As of December 31, 2014

	Consolidated PFI	Closed Block Business	PFI Excluding Closed Block Business	U.S. Retirement Solutions & Investment Management Division	U.S. Individual Life & Group Insurance Division	International Insurance Division	Corporate and Other Operations
Assets:
Total investments	419,986	66,729	353,257	132,397	50,134	156,414	14,312
Deferred policy acquisition costs	15,971	410	15,561	5,493	4,233	6,156	(321)
Other assets	34,263	3,752	30,511	15,909	10,971	6,735	(3,104)
Separate account assets	296,435	—	296,435	251,040	45,939	2,330	(2,874)

Total assets	766,655	70,891	695,764	404,839	111,277	171,635	8,013

Liabilities:
Future policy benefits	217,766	49,863	167,903	61,305	14,350	88,287	3,961
Policyholders’ account balances	136,150	5,310	130,840	56,158	29,798	44,866	18
Debt	23,670	2,093	21,577	5,758	8,386	38	7,395
Other liabilities	50,285	12,836	37,449	13,631	6,444	14,741	2,633
Separate account liabilities	296,435	—	296,435	251,040	45,939	2,330	(2,874)

Total liabilities	724,306	70,102	654,204	387,892	104,917	150,262	11,133

Attributed Equity:
Accumulated other comprehensive income (loss)	16,050	168	15,882	2,421	1,355	13,377	(1,271)
Other attributed equity	25,720	621	25,099	13,965	5,005	7,942	(1,813)

Total attributed equity	41,770	789	40,981	16,386	6,360	21,319	(3,084)

Noncontrolling Interest	579	—	579	561	—	54	(36)

Total Equity	42,349	789	41,560	16,947	6,360	21,373	(3,120)

Total liabilities and equity	766,655	70,891	695,764	404,839	111,277	171,635	8,013

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

SHORT-TERM AND LONG-TERM DEBT - UNAFFILIATED

(in millions)

	PFI Excluding Closed Block Division				PFI Excluding Closed Block Business
	As of June 30, 2015				As of December 31, 2014
	Senior debt		Junior Subordinated Long-term Debt	Total Debt	Senior debt		Junior Subordinated Long-term Debt	Total Debt
	Short-term Debt	Long-term Debt			Short-term Debt	Long-term Debt
Borrowings by use of proceeds:
Capital Debt	439	5,164	5,884	11,487	454	7,997	4,884	13,335
Operating Debt - Investment related	1,967	8,248	—	10,215	1,754	4,958	—	6,712
Operating Debt - Specified businesses	1,215	458	—	1,673	1,631	1,489	—	3,120
Limited recourse and non-recourse borrowing	—	510	—	510	—	503	—	503

Total debt	3,621	14,380	5,884	23,885	3,839	14,947	4,884	23,670

	PFI Excluding Closed Block Division				PFI Excluding Closed Block Business
	As of June 30, 2015				As of December 31, 2014
	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total	Prudential Financial, Inc.	The Prudential Insurance Co. of America (1)(2)	Other Affiliates	Total
Borrowings by sources:
Capital Debt	10,395	1,042	50	11,487	12,241	1,041	53	13,335
Operating Debt - Investment related	7,360	652	2,203	10,215	4,013	494	2,205	6,712
Operating Debt - Specified businesses	542	1,131	—	1,673	2,125	995	—	3,120
Limited recourse and non-recourse borrowing	—	510	—	510	—	503	—	503

Total debt	18,297	3,335	2,253	23,885	18,379	3,033	2,258	23,670

(1)	Includes Prudential Funding, LLC.
(2)	Capital debt at Prudential Insurance Co. of America includes $941 million of surplus notes at both June 30, 2015 and December 31, 2014.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

Year-to-date		% Change		2014			2015
2015	2014			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
3,152	398	692%	Premiums	201	1,130	5,373	1,213	1,939
1,460	1,410	4%	Policy charges and fee income	715	729	727	720	740
2,403	2,469	-3%	Net investment income	1,193	1,229	1,261	1,217	1,186
2,539	2,431	4%	Asset management fees, commissions and other income	1,244	1,221	1,249	1,248	1,291

9,554	6,708	42%	Total revenues	3,353	4,309	8,610	4,398	5,156

			Benefits and Expenses (1):
3,946	1,311	201%	Insurance and annuity benefits	651	1,637	5,869	1,616	2,330
896	957	-6%	Interest credited to policyholders’ account balances	481	472	476	450	446
58	71	-18%	Interest expense	35	36	35	34	24
(248)	(275)	10%	Deferral of acquisition costs	(147)	(147)	(142)	(120)	(128)
231	271	-15%	Amortization of acquisition costs	139	153	170	99	132
2,672	2,552	5%	General and administrative expenses	1,318	1,335	1,379	1,301	1,371

7,555	4,887	55%	Total benefits and expenses	2,477	3,486	7,787	3,380	4,175

1,999	1,821	10%	Adjusted operating income before income taxes	876	823	823	1,018	981

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION

(in millions)

	Six Months Ended June 30, 2015				Quarter Ended June 30, 2015
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	3,152	60	3,092	—	1,939	31	1,908	—
Policy charges and fee income	1,460	1,351	109	—	740	682	58	—
Net investment income	2,403	294	2,048	61	1,186	143	1,007	36
Asset management fees, commissions and other income	2,539	682	409	1,448	1,291	344	207	740

Total revenues	9,554	2,387	5,658	1,509	5,156	1,200	3,180	776

Benefits and Expenses (1):
Insurance and annuity benefits	3,946	81	3,865	—	2,330	33	2,297	—
Interest credited to policyholders’ account balances	896	162	734	—	446	81	365	—
Interest expense	58	40	14	4	24	15	7	2
Deferral of acquisition costs	(248)	(221)	(21)	(6)	(128)	(112)	(13)	(3)
Amortization of acquisition costs	231	181	40	10	132	92	35	5
General and administrative expenses	2,672	1,067	505	1,100	1,371	543	252	576

Total benefits and expenses	7,555	1,310	5,137	1,108	4,175	652	2,943	580

Adjusted operating income before income taxes	1,999	1,077	521	401	981	548	237	196

	Six Months Ended June 30, 2014				Quarter Ended June 30, 2014
	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management	Total U.S. Retirement Solutions & Investment Management Division	Individual Annuities	Retirement	Asset Management
Revenues (1):
Premiums	398	57	341	—	201	28	173	—
Policy charges and fee income	1,410	1,302	108	—	715	660	55	—
Net investment income	2,469	318	2,106	45	1,193	153	1,019	21
Asset management fees, commissions and other income	2,431	651	445	1,335	1,244	330	222	692

Total revenues	6,708	2,328	3,000	1,380	3,353	1,171	1,469	713

Benefits and Expenses (1):
Insurance and annuity benefits	1,311	214	1,097	—	651	99	552	—
Interest credited to policyholders’ account balances	957	212	745	—	481	107	374	—
Interest expense	71	53	12	6	35	26	6	3
Deferral of acquisition costs	(275)	(248)	(17)	(10)	(147)	(132)	(10)	(5)
Amortization of acquisition costs	271	251	10	10	139	129	5	5
General and administrative expenses	2,552	1,068	503	981	1,318	552	256	510

Total benefits and expenses	4,887	1,550	2,350	987	2,477	781	1,183	513

Adjusted operating income before income taxes	1,821	778	650	393	876	390	286	200

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		SALES AND ACCOUNT VALUES:

		Variable Annuities:
155,083	150,467	Beginning total account value	151,620	155,890	153,172	155,083	157,552
2,267	3,471	Sales: Highest Daily Suite (1)	1,865	1,828	1,688	1,421	846
2,274	1,484	Other variable annuities (2)	786	733	753	794	1,480

4,541	4,955	Total sales	2,651	2,561	2,441	2,215	2,326
(4,337)	(4,345)	Surrenders and withdrawals	(2,187)	(2,152)	(2,217)	(2,167)	(2,170)

204	610	Net sales	464	409	224	48	156
(790)	(746)	Benefit payments	(406)	(345)	(368)	(400)	(390)

(586)	(136)	Net flows	58	64	(144)	(352)	(234)
2,730	7,275	Change in market value, interest credited, and other	5,081	(1,891)	2,945	3,713	(983)
(1,803)	(1,716)	Policy charges	(869)	(891)	(890)	(892)	(911)

155,424	155,890	Ending total account value	155,890	153,172	155,083	157,552	155,424

		Variable Annuities Account Value by Product:
117,723	117,596	Highest Daily suite (1)	117,596	115,853	117,627	119,801	117,723
37,701	38,294	Other variable annuities (2)	38,294	37,319	37,456	37,751	37,701

155,424	155,890	Ending total account value	155,890	153,172	155,083	157,552	155,424

		Fixed Annuities and other products (3):
3,581	3,673	Beginning total account value	3,656	3,638	3,611	3,581	3,575
27	30	Sales	13	13	8	12	15
(62)	(69)	Surrenders and withdrawals	(34)	(30)	(39)	(29)	(33)

(35)	(39)	Net redemptions	(21)	(17)	(31)	(17)	(18)
(187)	(146)	Benefit payments	(75)	(109)	(85)	(88)	(99)

(222)	(185)	Net flows	(96)	(126)	(116)	(105)	(117)
193	151	Interest credited and other	78	100	86	99	94
—	(1)	Policy charges	—	(1)	—	—	—

3,552	3,638	Ending total account value	3,638	3,611	3,581	3,575	3,552

		SALES BY DISTRIBUTION CHANNEL:

		Variable and Fixed Annuities (4):
1,311	1,252	Insurance Agents	648	624	633	638	673
837	965	Wirehouses	525	561	482	394	443

1,736	2,038	Independent Financial Planners	1,098	1,036	993	855	881
684	730	Bank Distribution	393	353	341	340	344

4,568	4,985	Total	2,664	2,574	2,449	2,227	2,341

(1)	Includes variable annuities with “Highest Daily” optional living benefits retained by Prudential and predecessor “Lifetime Five” feature.
(2)	Includes Prudential Defined Income (PDI), products without guaranteed minimum income and withdrawal benefits, and the portion of account value for certain variable annuities for which living benefits are covered under an external reinsurance agreement.
(3)	Includes single premium immediate annuities.
(4)	Amounts represent gross sales.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES ACCOUNT VALUE ACTIVITY

(in millions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		INDIVIDUAL ANNUITIES:

		Account Values in General Account (1):
9,852	10,054	Beginning balance	9,881	9,811	9,816	9,852	9,728
610	621	Premiums and deposits	370	374	336	308	302
(382)	(442)	Surrenders and withdrawals	(222)	(215)	(218)	(198)	(184)

228	179	Net sales	148	159	118	110	118
(228)	(185)	Benefit payments	(94)	(127)	(103)	(105)	(123)

—	(6)	Net flows	54	32	15	5	(5)
127	201	Interest credited and other	103	68	68	64	63
(254)	(437)	Net transfers to separate account	(227)	(94)	(47)	(193)	(61)
(1)	(1)	Policy charges	—	(1)	—	—	(1)

9,724	9,811	Ending balance	9,811	9,816	9,852	9,728	9,724

		Account Values in Separate Account (1):
148,812	144,086	Beginning balance	145,395	149,717	146,967	148,812	151,399
3,958	4,364	Premiums and deposits	2,294	2,200	2,113	1,919	2,039
(4,017)	(3,972)	Surrenders and withdrawals	(1,999)	(1,967)	(2,038)	(1,998)	(2,019)

(59)	392	Net sales (redemptions)	295	233	75	(79)	20
(749)	(707)	Benefit payments	(387)	(327)	(350)	(383)	(366)

(808)	(315)	Net flows	(92)	(94)	(275)	(462)	(346)
2,796	7,225	Change in market value, interest credited and other	5,056	(1,859)	2,963	3,748	(952)
254	437	Net transfers from general account	227	94	47	193	61
(1,802)	(1,716)	Policy charges	(869)	(891)	(890)	(892)	(910)

149,252	149,717	Ending balance	149,717	146,967	148,812	151,399	149,252

(1)	Premiums and deposits, and surrenders and withdrawals, are classified within the general account and separate account for purposes of this presentation based on the allocation of customer funds. For example, premiums allocated by customers to separate account investments at the time of sale, while remitted through the company’s general account, are shown as separate account premium in this display, rather than as general account premium and transfers to the separate account.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES LIVING BENEFIT FEATURES

(in millions)

	2014			2015
	2Q	3Q	4Q	1Q	2Q

LIVING BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values with Living Benefit Features
Guaranteed minimum accumulation benefits	6,322	5,947	5,756	5,594	5,276
Guaranteed minimum withdrawal benefits	829	767	736	707	666
Guaranteed minimum income benefits	3,545	3,382	3,324	3,271	3,151
Guaranteed minimum withdrawal & income benefits (2)	119,442	118,124	120,404	123,093	121,911

Total	130,138	128,220	130,220	132,665	131,004

Living Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature (2)	112,695	111,033	112,724	114,797	113,323
Account Values without Auto-Rebalancing Feature	17,443	17,187	17,496	17,868	17,681

Total	130,138	128,220	130,220	132,665	131,004

Living Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	1,504	2,017	2,034	1,880	2,350
Net Amount at Risk without Auto-Rebalancing Feature	781	911	871	816	905

Total	2,285	2,928	2,905	2,696	3,255

(1)	At end of period.
(2)	Includes $553 million of account value in second quarter 2015 related to certain variable annuities for which living benefits are covered under an external reinsurance agreement.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - INDIVIDUAL ANNUITIES DEATH BENEFIT FEATURES

(in millions)

	2014			2015
	2Q	3Q	4Q	1Q	2Q

DEATH BENEFIT FEATURES ACCOUNT VALUE AND NET AMOUNT AT RISK (1):

Variable Annuity Account Values by Death Benefit Features
Return of net deposits:
Account value	117,486	115,725	117,592	119,854	118,425
Net amount at risk	402	437	403	377	470
Minimum return, anniversary contract value, or maximum contract value:
Account value	35,230	34,299	34,298	34,432	33,665
Net amount at risk	2,572	2,987	2,855	2,709	3,058

Death Benefit Features Account Values by Product Design Type
Account Values with Auto-Rebalancing Feature	112,695	111,033	112,724	114,797	113,323
Account Values without Auto-Rebalancing Feature	40,021	38,991	39,166	39,489	38,767

Total	152,716	150,024	151,890	154,286	152,090

Death Benefit Features Net Amount at Risk by Product Design Type
Net Amount at Risk with Auto-Rebalancing Feature	546	823	765	699	980
Net Amount at Risk without Auto-Rebalancing Feature	2,428	2,601	2,493	2,387	2,548

Total	2,974	3,424	3,258	3,086	3,528

(1)	At end of period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - RETIREMENT SEGMENT SALES RESULTS AND ACCOUNT VALUES

(in millions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		RETIREMENT SEGMENT SALES AND ACCOUNT VALUES

		Full Service:
184,196	173,502	Beginning total account value	178,150	181,577	180,535	184,196	188,145
11,354	13,115	Deposits and sales	4,528	5,190	5,629	6,314	5,040
(10,912)	(12,069)	Withdrawals and benefits	(6,066)	(4,221)	(6,311)	(6,229)	(4,683)
4,169	7,029	Change in market value, interest credited, interest income and other activity	4,965	(2,011)	4,343	3,864	305

188,807	181,577	Ending total account value	181,577	180,535	184,196	188,145	188,807

442	1,046	Net additions (withdrawals)	(1,538)	969	(682)	85	357

		Stable value account values included above	44,174	44,464	44,671	44,733	45,007

		Institutional Investment Products:
179,641	149,402	Beginning total account value	149,661	148,971	175,526	179,641	177,120
10,116	3,808	Additions	2,075	30,962	8,523	969	9,147
(7,303)	(7,619)	Withdrawals and benefits	(4,602)	(3,634)	(4,783)	(3,495)	(3,808)
1,712	3,194	Change in market value, interest credited and interest income	1,753	940	1,699	1,629	83
(368)	186	Other (1)	84	(1,713)	(1,324)	(1,624)	1,256

183,798	148,971	Ending total account value	148,971	175,526	179,641	177,120	183,798

2,813	(3,811)	Net additions (withdrawals)	(2,527)	27,328	3,740	(2,526)	5,339

		Amounts included in ending total account value above:
67,958	72,407	Investment-only stable value wraps	72,407	71,323	69,814	69,113	67,958
36,252	2,399	Longevity reinsurance (2)	2,399	29,509	30,839	29,176	36,252
79,588	74,165	Group annuities and other products	74,165	74,694	78,988	78,831	79,588

183,798	148,971	Ending total account value	148,971	175,526	179,641	177,120	183,798

(1)	“Other” activity includes the effect of foreign exchange rate changes, as well as changes in asset balances for externally managed accounts.
(2)	Represents notional amounts based on present value of future benefits under longevity reinsurance contracts which have not been significantly pre-funded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY REVENUE AND ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

			Supplementary Revenue Information (in millions):
Year-to-date		%		2014			2015
2015	2014	Change		2Q	3Q	4Q	1Q	2Q

			Analysis of revenues by type:
1,070	996	7%	Asset management fees	507	510	515	530	540
124	133	-7%	Other related revenues	67	62	67	72	52
315	251	25%	Service, distribution and other revenues	139	149	157	131	184

1,509	1,380	9%	Total Asset Management segment revenues	713	721	739	733	776

			Analysis of asset management fees by source:
458	439	4%	Institutional customers	225	216	222	228	230
386	350	10%	Retail customers	177	186	184	189	197
226	207	9%	General account	105	108	109	113	113

1,070	996	7%	Total asset management fees	507	510	515	530	540

Supplementary Assets Under Management Information (in billions):
	June 30, 2015
	Equity	Fixed Income	Real Estate	Total
Institutional customers	65.7	277.4	37.5	380.6
Retail customers	128.5	68.4	2.3	199.2
General account	7.7	359.0	1.8	368.5

Total	201.9	704.8	41.6	948.3

	June 30, 2014
	Equity	Fixed Income	Real Estate	Total
Institutional customers	66.2	264.7	36.1	367.0
Retail customers	122.2	55.7	2.2	180.1
General account	8.1	364.6	1.7	374.4

Total	196.5	685.0	40.0	921.5

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. RETIREMENT SOLUTIONS AND INVESTMENT MANAGEMENT DIVISION - SUPPLEMENTARY ASSETS UNDER MANAGEMENT INFORMATION FOR ASSET MANAGEMENT SEGMENT

(in billions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		Institutional Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
323.6	300.5	Beginning assets under management	310.4	323.5	320.7	323.6	334.1
35.1	21.4	Additions	10.5	10.0	10.9	16.8	18.3
(24.6)	(16.8)	Withdrawals	(7.8)	(11.4)	(13.4)	(13.1)	(11.5)
1.6	18.3	Change in market value	10.3	(1.0)	5.8	6.6	(5.0)
0.2	—	Net money market flows	0.1	—	—	0.2	—
—	0.1	Other (1)	—	(0.4)	(0.4)	—	—

335.9	323.5	Ending assets under management	323.5	320.7	323.6	334.1	335.9
44.7	43.5	Affiliated institutional assets under management	43.5	43.0	46.4	46.8	44.7

380.6	367.0	Total assets managed for institutional customers at end of period	367.0	363.7	370.0	380.9	380.6

10.5	4.6	Net institutional additions (withdrawals), excluding money market activity	2.7	(1.4)	(2.5)	3.7	6.8

		Retail Customers - Assets Under Management:

		Assets gathered by Investment Management & Advisory Services sales force:
126.8	115.0	Beginning assets under management	117.0	122.5	122.7	126.8	135.1
23.4	16.4	Additions	8.4	8.5	11.9	13.1	10.3
(19.8)	(15.5)	Withdrawals	(7.7)	(7.3)	(9.3)	(9.1)	(10.7)
4.8	6.6	Change in market value	4.8	(1.0)	1.6	4.3	0.5
—	—	Net money market flows	—	—	—	—	—
—	—	Other	—	—	(0.1)	—	—

135.2	122.5	Ending assets under management	122.5	122.7	126.8	135.1	135.2
64.0	57.6	Affiliated retail assets under management	57.6	57.3	59.3	63.3	64.0

199.2	180.1	Total assets managed for retail customers at end of period	180.1	180.0	186.1	198.4	199.2

3.6	0.9	Net retail additions (withdrawals), excluding money market activity	0.7	1.2	2.6	4.0	(0.4)

(1)	“Other” activity represents transfers from the Retirement Segment, as a result of changes in the client contract form; and FX related to International assets under management.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2014			2015
2015	2014			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
2,388	2,481	-4%	Premiums	1,241	1,243	1,183	1,188	1,200
1,221	1,369	-11%	Policy charges and fee income	681	637	704	705	516
1,100	1,098	0%	Net investment income	540	570	565	549	551
370	370	0%	Asset management fees, commissions and other income	198	180	183	186	184

5,079	5,318	-4%	Total revenues	2,660	2,630	2,635	2,628	2,451

			Benefits and Expenses (1):
3,069	3,171	-3%	Insurance and annuity benefits	1,550	1,692	1,492	1,598	1,471
447	421	6%	Interest credited to policyholders’ account balances	211	214	219	210	237
276	253	9%	Interest expense	129	149	140	136	140
(296)	(273)	-8%	Deferral of acquisition costs	(130)	(125)	(151)	(139)	(157)
(39)	199	-120%	Amortization of acquisition costs	100	29	125	88	(127)
1,164	1,212	-4%	General and administrative expenses	596	647	648	589	575

4,621	4,983	-7%	Total benefits and expenses	2,456	2,606	2,473	2,482	2,139

458	335	37%	Adjusted operating income before income taxes	204	24	162	146	312

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2015			Quarter Ended June 30, 2015
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,388	461	1,927	1,200	229	971
Policy charges and fee income	1,221	923	298	516	360	156
Net investment income	1,100	812	288	551	409	142
Asset management fees, commissions and other income	370	315	55	184	162	22

Total revenues	5,079	2,511	2,568	2,451	1,160	1,291

Benefits and Expenses (1):
Insurance and annuity benefits	3,069	1,155	1,914	1,471	540	931
Interest credited to policyholders’ account balances	447	315	132	237	160	77
Interest expense	276	271	5	140	137	3
Deferral of acquisition costs	(296)	(287)	(9)	(157)	(148)	(9)
Amortization of acquisition costs	(39)	(42)	3	(127)	(128)	1
General and administrative expenses	1,164	746	418	575	362	213

Total benefits and expenses	4,621	2,158	2,463	2,139	923	1,216

Adjusted operating income before income taxes	458	353	105	312	237	75

	Six Months Ended June 30, 2014			Quarter Ended June 30, 2014
	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance	Total U.S. Individual Life & Group Insurance Division	Individual Life	Group Insurance
Revenues (1):
Premiums	2,481	433	2,048	1,241	219	1,022
Policy charges and fee income	1,369	1,079	290	681	538	143
Net investment income	1,098	794	304	540	395	145
Asset management fees, commissions and other income	370	308	62	198	166	32

Total revenues	5,318	2,614	2,704	2,660	1,318	1,342

Benefits and Expenses (1):
Insurance and annuity benefits	3,171	1,068	2,103	1,550	520	1,030
Interest credited to policyholders’ account balances	421	300	121	211	151	60
Interest expense	253	249	4	129	127	2
Deferral of acquisition costs	(273)	(273)	—	(130)	(130)	—
Amortization of acquisition costs	199	194	5	100	98	2
General and administrative expenses	1,212	793	419	596	394	202

Total benefits and expenses	4,983	2,331	2,652	2,456	1,160	1,296

Adjusted operating income before income taxes	335	283	52	204	158	46

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments. Benefits and expenses exclude charges related to realized investment gains, net of losses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - INDIVIDUAL LIFE ANNUALIZED NEW BUSINESS PREMIUMS, ACCOUNT VALUE ACTIVITY, AND FACE AMOUNT IN FORCE

(in millions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		ANNUALIZED NEW BUSINESS PREMIUMS (1) :

31	20	Variable life	11	10	22	18	13
122	117	Universal life	46	43	59	57	65
101	88	Term life	46	44	49	49	52

254	225	Total	103	97	130	124	130

		ANNUALIZED NEW BUSINESS PREMIUMS BY DISTRIBUTION CHANNEL (1):

52	47	Prudential Agents	25	24	27	25	27
202	178	Third party distribution	78	73	103	99	103

254	225	Total	103	97	130	124	130

		ACCOUNT VALUE ACTIVITY:

		Policyholders’ Account Balances (2):
22,526	21,842	Beginning balance	22,119	22,239	22,570	22,526	22,617
1,567	1,450	Premiums and deposits	681	696	734	737	830
(544)	(548)	Surrenders and withdrawals	(311)	(274)	(308)	(267)	(277)

1,023	902	Net sales	370	422	426	470	553
(265)	(215)	Benefit payments	(110)	(111)	(104)	(137)	(128)

758	687	Net flows	260	311	322	333	425
866	131	Interest credited and other	66	231	(137)	(29)	895
239	215	Net transfers from separate account	110	110	107	115	124
(652)	(636)	Policy charges	(316)	(321)	(336)	(328)	(324)
(3)	—	Acquisition	—	—	—	—	(3)

23,734	22,239	Ending balance	22,239	22,570	22,526	22,617	23,734

		Separate Account Liabilities:
27,888	26,916	Beginning balance	27,153	27,968	27,455	27,888	28,246
698	652	Premiums and deposits	283	278	420	391	307
(439)	(442)	Surrenders and withdrawals	(203)	(219)	(212)	(214)	(225)

259	210	Net sales	80	59	208	177	82
(76)	(60)	Benefit payments	(28)	(20)	(24)	(34)	(42)

183	150	Net flows	52	39	184	143	40
687	1,594	Change in market value, interest credited and other	1,110	(201)	594	563	124
(239)	(215)	Net transfers to general account	(110)	(110)	(107)	(115)	(124)
(464)	(477)	Policy charges	(237)	(241)	(238)	(233)	(231)
—	—	Acquisition	—	—	—	—	—

28,055	27,968	Ending balance	27,968	27,455	27,888	28,246	28,055

		FACE AMOUNT IN FORCE (3):

		Variable life	171,043	169,493	168,852	168,000	166,490
		Universal life	149,274	150,697	152,706	154,921	157,425
		Term life	634,132	640,758	650,233	659,900	670,043

		Total	954,449	960,948	971,791	982,820	993,958

(1)	Excludes corporate-owned life insurance.
(2)	Includes fixed rate funds, alliance deposits, supplementary contracts and deferred revenues on variable products.
(3)	At end of period; before reinsurance ceded.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR INDIVIDUAL LIFE INSURANCE

(dollar amounts in millions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		Individual Life Insurance:

		Policy Surrender Experience:
527	564	Cash value of surrenders	278	289	274	255	272
2.3%	2.5%	Cash value of surrenders as a percentage of mean future policy benefits, policyholders’ account balances, and separate account balances	2.5%	2.5%	2.4%	2.2%	2.3%

		Death benefits per $1,000 of in force (1):
5.64	4.87	Variable and universal life	4.61	4.62	4.82	5.96	5.31
1.56	1.25	Term life	1.20	1.19	1.27	1.57	1.54
3.83	3.33	Total, Individual Life Insurance	3.13	3.16	3.28	4.03	3.63

(1)	Annualized, for interim reporting periods. Amounts are stated net of reinsurance.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

U.S. INDIVIDUAL LIFE AND GROUP INSURANCE DIVISION - SUPPLEMENTARY INFORMATION FOR GROUP INSURANCE

(dollar amounts in millions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		GROUP INSURANCE ANNUALIZED NEW BUSINESS PREMIUMS:
141	147	Group life	10	14	28	131	10
45	45	Group disability	12	13	9	31	14

186	192	Total	22	27	37	162	24

		Future Policy Benefits (1) (2):
		Group life	2,132	2,074	2,219	2,156	2,083
		Group disability	21	11	3	30	21

		Total	2,153	2,085	2,222	2,186	2,104

		Policyholders’ Account Balances (1):
		Group life	7,923	7,953	8,106	8,025	8,120
		Group disability	217	223	236	231	264

		Total	8,140	8,176	8,342	8,256	8,384

		Separate Account Liabilities (1):
		Group life	24,525	24,515	24,305	26,764	24,550
		Group disability	—	—	—	—	—

		Total	24,525	24,515	24,305	26,764	24,550

		Group Life Insurance:
1,984	2,006	Gross premiums, policy charges and fee income (3)	1,002	953	1,018	978	1,006
1,873	1,939	Earned premiums, policy charges and fee income	966	955	914	918	955
89.6%	89.5%	Benefits ratio	89.3%	89.9%	88.1%	92.8%	86.5%
10.6%	10.5%	Administrative operating expense ratio	9.9%	11.5%	12.0%	10.6%	10.5%
		Persistency ratio	94.2%	93.5%	93.2%	92.8%	92.6%

		Group Disability Insurance:
404	442	Gross premiums, policy charges and fee income (3)	221	220	220	199	205
352	399	Earned premiums, policy charges and fee income	199	213	206	180	172
67.0%	92.2%	Benefits ratio	83.9%	133.8%	79.1%	72.2%	61.6%
33.4%	29.2%	Administrative operating expense ratio	29.4%	31.4%	30.9%	32.7%	34.1%
		Persistency ratio	85.6%	84.6%	83.9%	89.5%	88.6%

(1)	As of end of period.
(2)	The amounts shown exclude liabilities for unpaid claims and claim adjustment expenses.
(3)	Before returns of premiums to participating policyholders for favorable claims experience.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

DEFERRED POLICY ACQUISITION COSTS & DEFERRED SALES INDUCEMENTS - INDIVIDUAL ANNUITIES, INDIVIDUAL LIFE AND GROUP INSURANCE

(in millions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		DEFERRED POLICY ACQUISITION COSTS

		INDIVIDUAL ANNUITIES:
5,376	5,490	Beginning balance	5,513	5,521	5,554	5,376	5,046
221	248	Capitalization	132	127	123	109	112
(181)	(251)	Amortization - operating results	(129)	(141)	(151)	(89)	(92)
(254)	50	Amortization - realized investment gains and losses	9	34	(144)	(343)	89
24	(16)	Impact of unrealized (gains) or losses on AFS securities	(4)	13	(6)	(7)	31
—	—	Other	—	—	—	—	—

5,186	5,521	Ending balance	5,521	5,554	5,376	5,046	5,186

		INDIVIDUAL LIFE INSURANCE:
4,056	4,112	Beginning balance	4,089	4,057	4,185	4,056	3,985
287	273	Capitalization	130	125	149	139	148
42	(194)	Amortization - operating results	(98)	(27)	(124)	(86)	128
14	3	Amortization - realized investment gains and losses	1	5	(31)	(23)	37
253	(137)	Impact of unrealized (gains) or losses on AFS securities	(65)	25	(123)	(101)	354

4,652	4,057	Ending balance	4,057	4,185	4,056	3,985	4,652

		GROUP INSURANCE:
177	183	Beginning balance	180	178	176	177	175
9	—	Capitalization	—	—	2	—	9
(3)	(5)	Amortization - operating results	(2)	(2)	(1)	(2)	(1)
—	—	Amortization - realized investment gains and losses	—	—	—	—	—
—	—	Impact of unrealized losses on AFS securities	—	—	—	—	—

183	178	Ending balance	178	176	177	175	183

		DEFERRED SALES INDUCEMENTS
		INDIVIDUAL ANNUITIES:
1,513	1,813	Beginning balance	1,756	1,687	1,645	1,513	1,367
5	14	Capitalization	7	4	3	3	2
(61)	(102)	Amortization - operating results	(52)	(56)	(57)	(31)	(30)
(89)	(32)	Amortization - realized investment gains and losses	(21)	3	(78)	(118)	29
9	(6)	Impact of unrealized (gains) or losses on AFS securities	(3)	7	—	—	9
—	—	Other	—	—	—	—	—

1,377	1,687	Ending balance	1,687	1,645	1,513	1,367	1,377

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINED STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

Year-to-date		% Change		2014			2015
2015	2014			2Q	3Q	4Q	1Q	2Q

			Revenues (1):
7,152	7,518	-5%	Premiums	3,822	3,568	3,338	3,519	3,633
279	276	1%	Policy charges and fee income	138	156	164	140	139
2,198	2,212	-1%	Net investment income	1,128	1,138	1,084	1,099	1,099
314	321	-2%	Asset management fees, commissions and other income	164	140	151	148	166

9,943	10,327	-4%	Total revenues	5,252	5,002	4,737	4,906	5,037

			Benefits and Expenses (1):
6,135	6,330	-3%	Insurance and annuity benefits	3,217	3,051	2,903	3,002	3,133
448	481	-7%	Interest credited to policyholders’ account balances	242	256	224	224	224
2	2	0%	Interest expense	2	1	1	1	1
(796)	(832)	4%	Deferral of acquisition costs	(420)	(415)	(394)	(401)	(395)
507	506	0%	Amortization of acquisition costs	256	209	246	252	255
1,971	2,119	-7%	General and administrative expenses	1,071	1,055	1,071	994	977

8,267	8,606	-4%	Total benefits and expenses	4,368	4,157	4,051	4,072	4,195

1,676	1,721	-3%	Adjusted operating income before income taxes	884	845	686	834	842

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

COMBINING STATEMENTS OF OPERATIONS - INTERNATIONAL INSURANCE DIVISION

(in millions)

	Six Months Ended June 30, 2015			Quarter Ended June 30, 2015
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,152	3,457	3,695	3,633	1,627	2,006
Policy charges and fee income	279	172	107	139	85	54
Net investment income	2,198	869	1,329	1,099	435	664
Asset management fees, commissions and other income	314	175	139	166	84	82

Total revenues	9,943	4,673	5,270	5,037	2,231	2,806

Benefits and Expenses (1):
Insurance and annuity benefits	6,135	3,041	3,094	3,133	1,450	1,683
Interest credited to policyholders’ account balances	448	103	345	224	48	176
Interest expense	2	1	1	1	—	1
Deferral of acquisition costs	(796)	(388)	(408)	(395)	(179)	(216)
Amortization of acquisition costs	507	241	266	255	113	142
General and administrative expenses	1,971	855	1,116	977	418	559

Total benefits and expenses	8,267	3,853	4,414	4,195	1,850	2,345

Adjusted operating income before income taxes	1,676	820	856	842	381	461

	Six Months Ended June 30, 2014			Quarter Ended June 30, 2014
	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations	Total International Insurance Division	International Insurance - Life Planner Operations	International Insurance - Gibraltar Life & Other Operations
Revenues (1):
Premiums	7,518	3,570	3,948	3,822	1,686	2,136
Policy charges and fee income	276	180	96	138	89	49
Net investment income	2,212	862	1,350	1,128	431	697
Asset management fees, commissions and other income	321	128	193	164	55	109

Total revenues	10,327	4,740	5,587	5,252	2,261	2,991

Benefits and Expenses (1):
Insurance and annuity benefits	6,330	3,094	3,236	3,217	1,457	1,760
Interest credited to policyholders’ account balances	481	113	368	242	53	189
Interest expense	2	1	1	2	1	1
Deferral of acquisition costs	(832)	(400)	(432)	(420)	(191)	(229)
Amortization of acquisition costs	506	253	253	256	119	137
General and administrative expenses	2,119	878	1,241	1,071	440	631

Total benefits and expenses	8,606	3,939	4,667	4,368	1,879	2,489

Adjusted operating income before income taxes	1,721	801	920	884	382	502

(1)	Revenues exclude realized investment gains, net of losses and related charges and adjustments, investment gains, net of losses, on trading account assets supporting insurance liabilities and include revenues representing equity in earnings of operating joint ventures. Benefits and expenses exclude charges related to realized investment gains, net of losses and change in experience-rated contractholder liabilities due to asset value changes and include charges for income attributable to non controlling interests.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

(in millions)

Year-to-date			2014			2015
2015	2014		2Q	3Q	4Q	1Q	2Q

		INTERNATIONAL INSURANCE OPERATING DATA:

		Actual exchange rate basis (1):

		Net premiums, policy charges and fee income:
2,727	2,841	Japan, excluding Gibraltar Life	1,303	1,302	1,230	1,470	1,257
3,802	4,044	Gibraltar Life	2,185	1,944	1,776	1,742	2,060
902	909	All other countries	472	478	496	447	455

7,431	7,794	Total	3,960	3,724	3,502	3,659	3,772

		Annualized new business premiums:
345	384	Japan, excluding Gibraltar Life	157	161	161	199	146
770	798	Gibraltar Life	437	409	377	357	413
229	219	All other countries	115	113	123	117	112

1,344	1,401	Total	709	683	661	673	671

		Annualized new business premiums by distribution channel:
574	603	Life Planner Operations	272	274	284	316	258
318	368	Gibraltar Life Consultants	210	174	159	146	172
327	300	Banks	156	170	156	153	174
125	130	Independent Agency	71	65	62	58	67

1,344	1,401	Total	709	683	661	673	671

		Constant exchange rate basis (2):

		Net premiums, policy charges and fee income:
3,337	3,091	Japan, excluding Gibraltar Life	1,411	1,437	1,454	1,795	1,542
4,600	4,420	Gibraltar Life	2,384	2,111	2,036	2,099	2,501
934	854	All other countries	436	446	495	464	470

8,871	8,365	Total	4,231	3,994	3,985	4,358	4,513

		Annualized new business premiums:
428	420	Japan, excluding Gibraltar Life	171	178	189	245	183
890	841	Gibraltar Life	457	427	413	414	476
239	204	All other countries	104	105	122	121	118

1,557	1,465	Total	732	710	724	780	777

		Annualized new business premiums by distribution channel:
667	624	Life Planner Operations	275	283	311	366	301
379	391	Gibraltar Life Consultants	220	186	179	175	204
362	311	Banks	161	173	166	171	191
149	139	Independent Agency	76	68	68	68	81

1,557	1,465	Total	732	710	724	780	777

(1)	Translated based on applicable average exchange rates for the period shown.
(2)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INTERNATIONAL INSURANCE DIVISION - SALES RESULTS AND SUPPLEMENTARY INFORMATION

	2014			2015
	2Q	3Q	4Q	1Q	2Q

Face amount of individual policies in force at end of period (in billions) (1)(2):
(Constant exchange rate basis)
Japan, excluding Gibraltar Life	338	342	345	350	353
Gibraltar Life	372	373	374	374	374
All other countries	115	116	118	120	122

Total	825	831	837	844	849

Number of individual policies in force at end of period (in thousands) (2):
Japan, excluding Gibraltar Life	3,043	3,077	3,111	3,162	3,194
Gibraltar Life	7,161	7,137	7,224	7,189	7,149
All other countries	1,794	1,821	1,855	1,880	1,911

Total	11,998	12,035	12,190	12,231	12,254

International life insurance policy persistency:

Life Planner Operations:
13 months	92.9%	92.5%	92.3%	92.3%	92.0%
25 months	86.0%	86.2%	86.0%	85.9%	85.7%

Gibraltar Life (3):
13 months	91.0%	91.2%	91.5%	92.0%	92.4%
25 months	81.9%	82.2%	82.2%	82.7%	82.8%

Number of Life Planners at end of period:
Japan	3,212	3,275	3,328	3,436	3,385
All other countries	3,862	3,938	4,024	4,033	4,030

Total Life Planners	7,074	7,213	7,352	7,469	7,415

Gibraltar Life Consultants	8,670	8,601	8,707	8,645	8,565

(1)	Foreign denominated activity translated to U.S. dollars at uniform exchange rates for all periods presented, including Japanese yen 91 per U.S. dollar and Korean won 1120 per U.S. dollar. U.S. dollar-denominated activity is included based on the amounts as transacted in U.S. dollars.
(2)	Direct business only; policy count includes annuities.
(3)	Reflects business sold by Life Consultants and Independent Agents.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INVESTMENT PORTFOLIO COMPOSITION

(in millions)

	June 30, 2015				December 31, 2014
		Closed	PFI Excluding			Closed	PFI Excluding
	Consolidated	Block	Closed Block Division		Consolidated	Block	Closed Block Business
	Portfolio	Division	Amount	% of Total	Portfolio	Business	Amount	% of Total
Fixed maturities:
Public, available-for-sale, at fair value	239,682	24,582	215,100	63.7%	249,165	28,626	220,539	64.5%
Public, held-to-maturity, at amortized cost	1,887	—	1,887	0.6%	2,000	—	2,000	0.6%
Private, available-for-sale, at fair value	50,233	14,742	35,491	10.5%	49,777	15,039	34,738	10.1%
Private, held-to-maturity, at amortized cost	509	—	509	0.1%	575	—	575	0.2%
Trading account assets supporting insurance liabilities, at fair value	20,267	—	20,267	6.0%	20,263	—	20,263	5.9%
Other trading account assets, at fair value	1,765	310	1,455	0.4%	1,806	350	1,456	0.4%
Equity securities, available-for-sale, at fair value	9,893	3,230	6,663	2.0%	9,853	3,522	6,331	1.8%
Commercial mortgage and other loans, at book value	48,135	9,838	38,297	11.3%	46,013	9,475	36,538	10.7%
Policy loans, at outstanding balance	11,652	4,848	6,804	2.0%	11,712	4,914	6,798	2.0%
Other long-term investments (1)	9,766	2,837	6,929	2.1%	9,935	2,766	7,169	2.1%
Short-term investments	5,517	1,098	4,419	1.3%	7,911	2,037	5,874	1.7%

Subtotal (2)	399,306	61,485	337,821	100.0%	409,010	66,729	342,281	100.0%

Invested assets of other entities and operations (3)	12,638	—	12,638		10,976	—	10,976

Total investments	411,944	61,485	350,459		419,986	66,729	353,257

Fixed Maturities by Credit Quality (2):

	June 30, 2015					December 31, 2014
	PFI Excluding Closed Block Division					PFI Excluding Closed Block Business
		Gross	Gross				Gross	Gross
	Amortized	Unrealized	Unrealized	Fair		Amortized	Unrealized	Unrealized	Fair
	Cost	Gains	Losses	Value	% of Total	Cost	Gains	Losses	Value	% of Total
Public Fixed Maturities:

NAIC Rating (4)
1	164,436	21,406	1,340	184,502	84.9%	167,392	24,613	549	191,456	85.9%
2	23,776	2,695	582	25,889	11.9%	22,321	3,054	279	25,096	11.3%

Subtotal - High or Highest Quality Securities	188,212	24,101	1,922	210,391	96.8%	189,713	27,667	828	216,552	97.2%

3	4,130	418	63	4,485	2.1%	3,661	359	32	3,988	1.8%
4	1,706	194	32	1,868	0.9%	1,684	188	32	1,840	0.8%
5	185	85	2	268	0.1%	171	73	6	238	0.1%
6	210	10	1	219	0.1%	196	11	1	206	0.1%

Subtotal - Other Securities	6,231	707	98	6,840	3.2%	5,712	631	71	6,272	2.8%

Total	194,443	24,808	2,020	217,231	100.0%	195,425	28,298	899	222,824	100.0%

Private Fixed Maturities:
NAIC Rating (4)
1	9,403	978	58	10,323	28.6%	8,730	1,102	15	9,817	27.8%
2	20,171	1,757	298	21,630	60.0%	19,790	1,880	123	21,547	60.9%

Subtotal - High or Highest Quality Securities	29,574	2,735	356	31,953	88.6%	28,520	2,982	138	31,364	88.7%

3	3,059	128	46	3,141	8.7%	2,958	178	26	3,110	8.8%
4	487	14	10	491	1.5%	544	16	18	542	1.5%
5	344	11	15	340	0.9%	270	10	18	262	0.8%
6	95	16	2	109	0.3%	68	11	2	77	0.2%

Subtotal - Other Securities	3,985	169	73	4,081	11.4%	3,840	215	64	3,991	11.3%

Total	33,559	2,904	429	36,034	100.0%	32,360	3,197	202	35,355	100.0%

(1)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, and other miscellaneous investments.
(2)	Excludes (i) assets of our asset management operations, including assets managed for third parties, (ii) derivative operations and (iii) those assets classified as “Separate account assets” on our balance sheet.
(3)	Includes invested assets of our asset management and derivative operations. Excludes assets of our asset management operations managed for third parties and those assets classified as “Separate account assets” on our balance sheet.
(4)	Reflects equivalent ratings for investments of the international insurance operations. Includes, as of June 30, 2015 and December 31, 2014, 791 securities with amortized cost of $3,473 million (fair value $3,538 million) and 1,330 securities with amortized cost of $6,864 million (fair value $7,342 million), respectively, that have been categorized based on expected NAIC designations pending receipt of SVO ratings.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INVESTMENT PORTFOLIO COMPOSITION (1)

(in millions)

	June 30, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total
Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	106,894	77.9%	111,991	79.5%
Public, held-to-maturity, at amortized cost	1,887	1.4%	2,000	1.4%
Private, available-for-sale, at fair value	9,368	6.8%	8,835	6.3%
Private, held-to-maturity, at amortized cost	509	0.4%	575	0.4%
Trading account assets supporting insurance liabilities, at fair value	2,000	1.5%	1,910	1.4%
Other trading account assets, at fair value	650	0.5%	672	0.5%
Equity securities, available-for-sale, at fair value	2,697	2.0%	2,504	1.8%
Commercial mortgage and other loans, at book value	8,821	6.4%	8,215	5.8%
Policy loans, at outstanding balance	2,129	1.5%	2,146	1.5%
Other long-term investments (2)	1,731	1.3%	1,606	1.1%
Short-term investments	366	0.3%	406	0.3%

Total	137,052	100.0%	140,860	100.0%

	June 30, 2015		December 31, 2014
	Amount	% of Total	Amount	% of Total
Excluding Japanese Insurance Operations (2):
Fixed maturities:
Public, available-for-sale, at fair value	108,206	53.9%	108,548	53.9%
Public, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Private, available-for-sale, at fair value	26,123	13.0%	25,903	12.9%
Private, held-to-maturity, at amortized cost	—	0.0%	—	0.0%
Trading account assets supporting insurance liabilities, at fair value	18,267	9.1%	18,353	9.1%
Other trading account assets, at fair value	805	0.4%	784	0.4%
Equity securities, available-for-sale, at fair value	3,966	2.0%	3,827	1.9%
Commercial mortgage and other loans, at book value	29,476	14.7%	28,323	14.0%
Policy loans, at outstanding balance	4,675	2.3%	4,652	2.3%
Other long-term investments (3)	5,198	2.6%	5,563	2.8%
Short-term investments	4,053	2.0%	5,468	2.7%

Total	200,769	100.0%	201,421	100.0%

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes assets classified as “Separate account assets” on our balance sheet.
(3)	Other long-term investments consist of real estate and non-real estate related investments in joint ventures and partnerships, investment real estate held through direct ownership, derivatives and other miscellaneous investments.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INVESTMENT RESULTS (1)

(in millions)

	Quarter Ended June 30
	2015			2014
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
General Account (2)
Fixed maturities	4.01%	2,234	317	3.82%	2,210	178
Equity securities	6.31%	75	33	6.64%	80	31
Commercial mortgage and other loans	4.43%	364	6	4.82%	331	(3)
Policy loans	4.92%	83	—	4.93%	85	—
Short-term investments and cash equivalents	0.20%	8	1	0.22%	6	—
Other investments	4.20%	89	(412)	5.99%	129	14

Gross investment income before investment expenses	3.92%	2,853	(55)	3.94%	2,841	220
Investment expenses	-0.15%	(97)	—	-0.14%	(101)	—

Subtotal	3.77%	2,756	(55)	3.80%	2,740	220

Investment results of other entities and operations (3)		276	19		279	21
Less, investment income related to adjusted operating income reconciling items		(58)			(51)

Total		2,974	(36)		2,968	241

	Six Months Ended June 30
	2015			2014
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (4)	Amount	(Losses)	Yield (4)	Amount	(Losses)
General Account (2)
Fixed maturities	4.00%	4,434	663	3.83%	4,367	373
Equity securities	5.80%	136	78	6.12%	143	64
Commercial mortgage and other loans	4.44%	716	11	4.73%	638	(7)
Policy loans	4.93%	166	—	4.92%	167	—
Short-term investments and cash equivalents	0.22%	17	1	0.23%	12	—
Other investments	6.10%	258	1,133	8.97%	379	(160)

Gross investment income before investment expenses	3.97%	5,727	1,886	4.00%	5,706	270
Investment expenses	-0.15%	(190)	—	-0.14%	(173)	—

Subtotal	3.82%	5,537	1,886	3.86%	5,533	270

Investment results of other entities and operations (3)		555	66		549	42
Less, investment income related to adjusted operating income reconciling items		(113)			(97)

Total		5,979	1,952		5,985	312

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Includes invested income of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and our asset management and derivative operations.
(4)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INVESTMENT RESULTS - JAPANESE INSURANCE OPERATIONS

(in millions)

	Quarter Ended June 30
	2015			2014
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	3.29%	811	279	2.98%	837	181
Equity securities	5.64%	20	26	6.49%	29	24
Commercial mortgage and other loans	4.54%	99	5	4.72%	80	3
Policy loans	3.87%	20	—	3.81%	23	—
Short-term investments and cash equivalents	0.26%	1	—	0.21%	1	—
Other investments (2)	5.19%	33	(377)	5.53%	31	96

Gross investment income before investment expenses	3.44%	984	(67)	3.16%	1,001	304
Investment expenses	-0.14%	(41)	—	-0.13%	(38)	—

Total	3.30%	943	(67)	3.03%	963	304

	Six Months Ended June 30
	2015			2014
			Realized			Realized
	Investment Income		Gains /	Investment Income		Gains /
	Yield (1)	Amount	(Losses)	Yield (1)	Amount	(Losses)
Japanese Insurance Operations:
Fixed maturities	3.23%	1,600	597	2.95%	1,634	404
Equity securities	4.67%	34	33	5.31%	45	36
Commercial mortgage and other loans	4.51%	191	6	4.39%	147	1
Policy loans	3.87%	41	—	3.78%	44	—
Short-term investments and cash equivalents	0.26%	2	—	0.26%	2	—
Other investments (2)	7.28%	88	(220)	6.91%	79	228

Gross investment income before investment expenses	3.41%	1,956	416	3.13%	1,951	669
Investment expenses	-0.14%	(81)	—	-0.13%	(74)	—

Total	3.27%	1,875	416	3.00%	1,877	669

(1)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.
(2)	Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INVESTMENT RESULTS - EXCLUDING JAPANESE INSURANCE OPERATIONS (1)

(in millions)

	Quarter Ended June 30
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.57%	1,423	38	4.62%	1,373	(3)
Equity securities	6.60%	55	7	6.73%	51	7
Commercial mortgage and other loans	4.39%	265	1	4.85%	251	(6)
Policy loans	5.40%	63	—	5.53%	62	—
Short-term investments and cash equivalents	0.20%	7	1	0.23%	5	—
Other investments	3.78%	56	(35)	6.15%	98	(82)

Gross investment income before investment expenses	4.24%	1,869	12	4.55%	1,840	(84)
Investment expenses	-0.16%	(56)	—	-0.16%	(63)	—

Total	4.08%	1,813	12	4.39%	1,777	(84)

	Six Months Ended June 30
	2015			2014
	Investment Income		Realized Gains / (Losses)	Investment Income		Realized Gains / (Losses)
	Yield (3)	Amount		Yield (3)	Amount
Excluding Japanese Insurance Operations (2):
Fixed maturities	4.62%	2,834	66	4.65%	2,733	(31)
Equity securities	6.31%	102	45	6.61%	98	28
Commercial mortgage and other loans	4.42%	525	5	4.84%	491	(8)
Policy loans	5.42%	125	—	5.51%	123	—
Short-term investments and cash equivalents	0.21%	15	1	0.23%	10	—
Other investments	5.62%	170	1,353	9.73%	300	(388)

Gross investment income before investment expenses	4.33%	3,771	1,470	4.69%	3,755	(399)
Investment expenses	-0.16%	(109)	—	-0.15%	(99)	—

Total	4.17%	3,662	1,470	4.54%	3,656	(399)

(1)	For the Financial Services Businesses for periods prior to first quarter 2015 and excluding Closed Block Division for periods ended after December 31, 2014.
(2)	Excludes assets of commercial loans, trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders, derivative operations, assets of our asset management operations, including assets managed for third parties, and those assets classified as “Separate account assets” on our balance sheet. Realized gains / (losses) for Other investments includes changes in fair value of product-related and other derivatives and embedded derivatives.
(3)	Yields are based on net investment income as reported under U.S. GAAP and do not include adjustments, such as settlements of duration management swaps that are included in adjusted operating income. Yields are annualized, for interim periods, and are based on quarterly average carrying values except for fixed maturities, equity securities and securities lending activity. Yields for fixed maturities are based on amortized cost. Yields for equity securities are based on cost. Yields for fixed maturities and short-term investments and cash equivalents are calculated net of liabilities and rebate expenses corresponding to securities lending activity. Yields exclude investment income and assets related to commercial loans and trading account assets supporting insurance liabilities where the investment results generally accrue to contractholders and investment income on assets other than those included in invested assets. Prior period’s yields are presented on a basis consistent with the current presentation.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INDIVIDUAL ANNUITIES - LINE ITEM IMPACT OF ACTUARIAL UPDATES - ADJUSTED OPERATING INCOME (1)

(in millions)

	Insurance and Annuity Benefits		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015
Actuarial Item:

Annual review of assumptions including investment returns, mortality, policyholder behavior, and other elements of gross profits and guaranteed benefit costs	0	(2)	0	(8)	0	(21)	0	0	0	31

Quarterly adjustments for market performance and current quarter experience	7	(60)	3	(10)	(5)	(23)	(1)	(1)	(4)	94

Total of above items	7	(62)	3	(18)	(5)	(44)	(1)	(1)	(4)	125

Reported amount	99	33	107	81	129	92	552	543

Amount excluding impact of items indicated above	92	95	104	99	134	136	553	544

(1)	Prior to 2015, the annual review and update of actuarial assumptions occurred in the third quarter.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

INDIVIDUAL LIFE - LINE ITEM IMPACT OF ACTUARIAL UPDATES - ADJUSTED OPERATING INCOME (1)

(in millions)

	Policy Charges and Fee Income (2)		Insurance and Annuity Benefits (3)		Interest Credited to Policyholders’ Account Balances		Amortization of Deferred Policy Acquisition Costs		General and Administrative Expenses		Pre-Tax Adjusted Operating Income
	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015	Second Quarter 2014	Second Quarter 2015
Actuarial Item:

Annual review of assumptions including investment returns, mortality, policyholder behavior, and other elements of gross profits and guaranteed benefit costs	0	(153)	0	1	0	0	0	(178)	0	(44)	0	68

Reported amount	538	360	520	540	151	160	98	(128)	394	362

Amount excluding impact of items indicated above	538	513	520	539	151	160	98	50	394	406

(1)	Prior to 2015, the annual review and update of actuarial assumptions occurred in the third quarter.
(2)	Includes unearned revenue reserve, subject to amortization based on gross profits.
(3)	Includes terminal dividend reserve, accumulated over estimated contract period.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

KEY DEFINITIONS AND FORMULAS

1. Adjusted operating income before income taxes:

Adjusted operating income is a non-GAAP measure of performance that excludes “Realized investment gains (losses), net”, as adjusted, and related charges and adjustments; net investment gains and losses on trading account assets supporting insurance liabilities; change in experience-rated contractholder liabilities due to asset value changes; results of divested businesses, discontinued operations, and results of the Closed Block Business for periods prior to first quarter 2015; earnings attributable to noncontrolling interests; and the related tax effects thereof. Adjusted operating income includes equity in earnings of operating joint ventures and the related tax effects thereof. Revenues and benefits and expenses shown as components of adjusted operating income, are presented on the same basis as pre-tax adjusted operating income and are adjusted for the items above as well.

Realized investment gains (losses) within certain of our businesses for which such gains (losses) are a principal source of earnings, and those associated with terminating hedges of foreign currency earnings and current period yield adjustments are included in adjusted operating income. Adjusted operating income excludes realized investment gains and losses from products that contain embedded derivatives, and from associated derivative portfolios that are part of a hedging program related to the risk of those products. Adjusted operating income also excludes gains and losses from changes in value of certain assets and liabilities relating to foreign currency exchange movements that have been economically hedged or considered part of our capital funding strategies for our international subsidiaries, as well as gains and losses on certain investments that are classified as other trading account assets.

Adjusted operating income does not equate to “Income from continuing operations” as determined in accordance with GAAP but is the measure of profit or loss we use to evaluate segment performance. Adjusted operating income is not a substitute for income determined in accordance with GAAP, and our definition of adjusted operating income may differ from that used by other companies. The items above are important to an understanding of our overall results of operations. However, we believe that the presentation of adjusted operating income as we measure it for management purposes enhances the understanding of our results of operations by highlighting the results from ongoing operations and the underlying profitability factors of our businesses.

2. After-tax adjusted operating income:

Adjusted operating income before taxes, as defined above, less the income tax effect applicable to adjusted operating income before taxes.

3. Annualized New Business Premiums:

Premiums from new sales that are expected to be collected over a one year period. Group insurance annualized new business premiums exclude new premiums resulting from rate changes on existing policies, from additional coverage issued under our Servicemembers’ Group Life Insurance contract, and from excess premiums on group universal life insurance that build cash value but do not purchase face amounts. Group insurance annualized new business premiums include premiums from the takeover of claim liabilities. Excess (unscheduled) and single premium business for the company’s domestic individual life and international insurance operations are included in annualized new business premiums based on a 10% credit. Amounts ascribed to Gibraltar Life Consultants include production by captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

4. Assets Under Management:

Fair market value or account value of assets which Prudential manages directly in proprietary products, such as mutual funds and variable annuities, in separate accounts, wrap-fee products and the general account, and assets invested in investment options included in the Company’s products that are managed by third party sub-managers (i.e., the non-proprietary investment options in the Company’s products).

5. Attributed Equity:

Amount of capital assigned to each of the Company’s segments for purposes of measuring segment adjusted operating income before income taxes, established at a level which management considers necessary to support the segment’s risks. For periods prior to first quarter 2015, attributed equity for the Financial Services Businesses represents all of the Company’s equity that is not included in the Closed Block Business or attributable to noncontrolling interests. For periods subsequent to December 31, 2014, attributed equity represents all of Prudential Financial, Inc. equity that is not attributable to noncontrolling interests.

6. Book value per share of Common Stock:

Equity attributed to Prudential Financial, Inc. for periods subsequent to December 31, 2014 and Financial Services Businesses for periods prior to first quarter 2015 divided by the number of Common shares outstanding at end of period, on a diluted basis.

7. Borrowings - Capital Debt:

Borrowings that are or will be used for capital requirements at Prudential Financial, Inc as well as borrowings invested in equity or debt securities of direct or indirect subsidiaries of Prudential Financial, Inc., and subsidiary borrowings, utilized for capital requirements.

8. Borrowings - Operating Debt - Investment Related:

Debt issued to finance specific investment assets or portfolios of investment assets, including institutional spread lending investment portfolios as well as institutional and insurance company portfolio cash flow timing differences.

9. Borrowings - Operating Debt - Specified Businesses:

Borrowings primarily associated with the individual annuity and asset management businesses.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

KEY DEFINITIONS AND FORMULAS

10. Client Assets:

Fair market value of assets in client accounts of International brokerage operations, Prudential Bank and mortgage loan servicing business, that are not included in Assets Under Management. Prudential does not receive a management or administrative fee on these assets, but may receive a fee for executing trades, custody or recordkeeping services.

11. Divested Businesses:

Businesses that have been sold or exited, including businesses that have been placed in wind down, but that did not qualify for “discontinued operations” accounting treatment under U.S. GAAP.

12. Earned Premiums:

The portion of a premium, net of any amount ceded, that represents coverage already provided or that belongs to the insurer based on the part of the policy period that has passed.

13. Earnings Per Share of Common Stock:

From December 18, 2001, the date of demutualization, through December 31, 2014, the Company had two separate classes of common stock. The Common Stock reflected the performance of the Financial Services Businesses and the Class B Stock reflected the performance of the Closed Block Business. Earnings per share were calculated separately for each of these two classes of common stock and included a direct equity adjustment to modify the earnings available to each of the classes of common stock for the difference between the allocation of general and administrative expenses to each of the businesses and the cash flows between the businesses related to these expenses. Accordingly, earnings per share of Common Stock for periods through December 31, 2014 reflect earnings attributable to the Financial Services Businesses. On January 2, 2015, Prudential Financial Inc. repurchased and cancelled all of the 2.0 million shares of the Class B Stock. Accordingly, earnings per share of Common Stock for periods subsequent to December 31, 2014 reflect the consolidated earnings of Prudential Financial Inc. In addition, the Class B Repurchase resulted in the elimination of the separation of the Financial Services Businesses and the Closed Block Business. As a result, there is no direct equity adjustment recorded for periods subsequent to December 31, 2014. Earnings per share of the Class B Stock for periods through December 31, 2014 are not presented herein, as they are not meaningful due to the Class B Repurchase.

14. Full Service Retirement:

The Full Service Retirement line of business provides retirement plan products and services to public, private and not-for-profit organizations. This business provides recordkeeping, plan administration, actuarial advisory services, participant education and communication services, trustee services and institutional and retail investment funds. This business mainly services defined contribution and defined benefit plans; non-qualified plans are also serviced. For clients with both defined contribution and defined benefit plans, integrated recordkeeping services are available.

15. Full Service Stable Value:

Our Full Service Stable Value products represent fixed rate options on investment funds offered to Retirement customers. These products contain an obligation to pay interest at a specified rate for a specific period of time. Upon termination these products repay account balances at market value immediately or may be liquidated at book value over time. Substantially all of these products are either fully or partially participating, with annual or semi-annual resets giving effect to previous investment experience. These products are issued through the general account, separate accounts or client-owned trusts. Profits from partially participating general account products result from the spread between the rate of return on investment assets and the interest rates credited to the customer, less expenses. For fully participating products, generally subject to a minimum interest rate guarantee, we earn fee income.

16. General Account:

Invested assets and policyholder liabilities and reserves for which the Company bears the investment risk. Excludes assets recognized for statutory purposes that are specifically allocated to a separate account. General account assets also include assets of the parent company, Prudential Financial, Inc.

17. Gibraltar Life:

Includes results from consolidated joint venture operation of Gibraltar Life and Other Operations.

18. Gibraltar Life Consultants:

Captive insurance agents for Gibraltar Life. Count and policy persistency do not include captive agents associated with consolidated joint venture of Gibraltar Life and Other Operations.

19. Group Life Insurance and Group Disability Insurance Administrative Operating Expense Ratios:

Ratio of administrative operating expenses (excluding commissions) to gross premiums, policy charges and fee income.

20. Group Life Insurance and Group Disability Insurance Benefits Ratios:

Ratio of policyholder benefits to earned premiums, policy charges and fee income.

21. Individual Annuity Account Values in General Account and Separate Account:

Amounts represent the breakdown of invested customer funds in annuities either written or reinsured by the Company.

22. Individual Annuities - Net Amounts at Risk:

Living Benefit Features - For guarantees of benefits that are payable at annuitization, the net amount at risk is generally defined as the present value of the minimum guaranteed annuity payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of benefits that are payable at withdrawal, the net amount at risk is generally defined as the present value of the minimum guaranteed withdrawal payments available to the contractholder determined in accordance with the terms of the contract in excess of the current account balance. For guarantees of accumulation balances, the net amount at risk is generally defined as the guaranteed minimum accumulation balance minus the current account balance.

Death Benefit Features - Net amount at risk is generally defined as the current guaranteed minimum death benefit in excess of the current account balance at the balance sheet date.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

KEY DEFINITIONS AND FORMULAS

23. Insurance and Annuity Benefits:

Total death benefits, annuity benefits, disability benefits, other policy benefits, and losses paid or incurred, under insurance and annuity contracts, plus the change in reserves for future policy benefits, losses and loss adjustment expenses.

24. International Life Planners:

Captive insurance agents in our Life Planner Operations.

25. Non-recourse and Limited-recourse Debt:

Limited and non-recourse borrowing is where the holder is entitled to collect only against the assets pledged to the debt as collateral or has only very limited rights to collect against other assets.

26. Operating return on average equity (based on adjusted operating income):

Adjusted operating income after-tax (giving effect to the direct equity adjustment for earnings per share calculation for periods prior to March 31, 2015) , annualized for interim periods, divided by average attributed equity excluding accumulated other comprehensive income and adjusted to remove amount included for foreign currency exchange rate remeasurement on page 3.

An alternative measure to operating return on average equity (based on adjusted operating income) is return on average equity (based on income from continuing operations). For periods subsequent to December 31, 2014, return on average equity (based on income from continuing operations) represents income from continuing operations after-tax, attributable to consolidated Prudential Financial, Inc., as determined in accordance with GAAP, annualized for interim periods, divided by average total attributed equity. For periods prior to first quarter 2015, return on average equity represents income from continuing operations after-tax, for the Financial Services Businesses, attributable to Prudential Financial, Inc. (giving effect to the direct equity adjustment for earnings per share calculation), annualized for interim periods, divided by average total attributed equity for the Financial Services Businesses. Return on average equity (based on income from continuing operations) is 13.0%, 18.9%, (12.1)%, 4.6%, and 10.9% for the three months ended June 30, 2015, March 31, 2015, December 31, 2014, September 30, 2014, and June 30, 2014, respectively.

27. Policy Persistency - Group Insurance:

Percentage of the premiums in force at the end of the prior year that are still in force at the end of the period (excluding Servicemembers’ Group Life Insurance and Prudential Employee Benefit Plan).

28. Policy Persistency - International Insurance:

13 month persistency represents the percentage of policies issued that are still in force at the beginning of their second policy year. 25 month persistency represents the percentage of policies issued that are still in force at the beginning of their third policy year.

29. Prudential Agents:

Captive insurance agents in our insurance operations in the United States.

30. Prudential Agent productivity:

Commissions on new sales of all products by Prudential Agents under contract for the entire period, divided by the number of those Prudential Agents. Excludes commissions on new sales by Prudential Agents hired or departed during the period. For interim reporting periods, the productivity measures are annualized.

31. Separate Accounts:

Assets of our insurance companies allocated under certain policies and contracts that are segregated from the general account and other separate accounts. The policyholder or contractholder predominantly bears the risk of investments held in a separate account.

32. Wrap-Fee Products:

Investment products generating asset-based fees in which the funds of the customer are generally invested in other investment products such as mutual funds.

Prudential Financial, Inc. Quarterly Financial Supplement Second Quarter 2015

RATINGS AND INVESTOR INFORMATION

FINANCIAL STRENGTH RATINGS

as of August 5, 2015

	A.M. Best	Standard & Poor’s	Moody’s	Fitch Ratings
The Prudential Insurance Company of America	A+	AA-	A1	A+
PRUCO Life Insurance Company	A+	AA-	A1	A+
PRUCO Life Insurance Company of New Jersey	A+	AA-	NR *	A+
Prudential Annuities Life Assurance Corporation	A+	AA-	NR	A+
Prudential Retirement Insurance and Annuity Company	A+	AA-	A1	A+
The Prudential Life Insurance Co., Ltd. (Prudential of Japan)	NR	AA-	NR	NR
Gibraltar Life Insurance Company, Ltd.	NR	AA-	NR	NR
The Prudential Gibraltar Financial Life Insurance Co. Ltd.	NR	AA-	NR	NR
Prudential Life Insurance Co. of Taiwan, Inc.	NR	twAA+	NR	NR

CREDIT RATINGS:
as of August 5, 2015

Prudential Financial, Inc.:
Short-Term Borrowings	AMB-1	A-1	P-2	F2
Long-Term Senior Debt	a-	A	Baa1	BBB+
Junior Subordinated Long-Term Debt	bbb	BBB+	Baa2	BBB-

The Prudential Insurance Company of America :
Capital and surplus notes	a	A	A3	A-

Prudential Funding, LLC:
Short-Term Debt	AMB-1	A-1+	P-1	F1
Long-Term Senior Debt	a+	AA-	A2	A

PRICOA Global Funding I
Long-Term Senior Debt	aa-	AA-	A1	A+

*	NR indicates not rated.
(1)	Prudential Life Insurance Co. of Taiwan was assigned a financial strength rating by Taiwan Ratings Corporation, a partner of Standard and Poor’s.

INVESTOR INFORMATION:

Corporate Offices:	Investor Information Hotline:

Prudential Financial, Inc.	Dial 877-998-ROCK for additional printed information or inquiries.
751 Broad Street
Newark, New Jersey 07102	Web Site:
www.prudential.com

Common Stock:

Common Stock of Prudential Financial, Inc. is traded on the New York Stock Exchange under the symbol PRU.